UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               September 24, 2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

           0-202452                             16-132424013
           --------                             ------------
   (Commission File Number)         (I.R.S. Employer Identification No.)
   ------------------------         ------------------------------------

                 2000 Technology Parkway, Newark, New York      14513
                 ------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)

                                 (315) 332-24100
                                 ---------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (124 CFR 240.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (124 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (124 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (124 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

The Company will host an Analyst and Investor Day for institutional investors and analysts on September 28, 2004 at the company's facilities in Newark, NY. Refer to the attached Exhibit 99.1 for the entire text of the release, which
Exhibit is being furnished but not filed in accordance with Regulation FD.

Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

        (a)    Financial Statements of Business Acquired.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits.

               99.1     Press Release dated September 24, 2004





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTRALIFE BATTERIES, INC.

Dated: September 24, 2004                     By:   /s/ Robert W. Fishback
                                              ----------------------------------
                                                    Robert W. Fishback
                                                    Vice President Finance & CFO

                                Index to Exhibits

(99)   Additional Exhibits

       99.1     Press Release dated September 24, 2004